SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: December 19, 2006

HYDROFLO, INC.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	000-50355	56-2171767
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification #)

2501 Reliance Avenue, Apex, North Carolina 27539
(Address of Principal Executive Offices)

919-355-1200
(Registrant’s telephone number, including area code)

2501 Reliance Ave., Apex, NC 27539
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages.

Item 8.01 Other Events:

HydroFlo, Inc. announced it has entered into an agreement with Business Consultant Group Unlimited (BCGU) to aid in the restructure the HydroFlo Inc’s corporate structure.

The BCGU group of businesses deliver tailored financial, accounting, operational and legal advisory solutions to small to micro capitalization public and private companies in the United States and abroad. BCGU Advisors assist clients in establishing new directions or in evaluating an existing direction by engaging in a thorough solution development process. Our goal is to use our financial and intellectual capital, our experience, contacts and relationships in order to engineer Professional Solutions that create Shareholder Value.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2006

By: /s/George A Moore III
George A. Moore III
Chief Executive Officer